UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust
 (Exact name of registrant as specified in charter)

2545 S. Kelly Avenue
Suite C
Edmond, OK 73013
 (Address of principal executive offices) (Zip code)

J. Garrett Stevens
Exchange Traded Concepts Trust
2545 South Kelly Avenue
 Suite C
Edmond, Oklahoma 73013
(Name and address of agent for service)

Copy to:
Christopher Menconi
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006

Registrant’s telephone number, including area code: 1-405-778-8377

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1.	Reports to Stockholders.

YieldShares
High Income ETF
Table of Contents

Management Discussion of Fund Performance	2
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers of the Trust	20
Approval of Advisory Agreements & Board Considerations	23
Disclosure of Fund Expenses	27
Notice to Shareholders	28
Supplemental Information	29

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Exchange Traded Concepts uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-796-3863; and (ii) on the Commission’s website at http://www.sec.gov.

YieldShares
High Income ETF
Management Discussion of Fund Performance

December 31, 2014 (Unaudited)

YieldShares High Income Exchange Traded Fund

Dear YYY Shareholders,

Thank you for your investment in the YieldShares High Income ETF (the “Fund”). The information presented in this Report relates to the operations of YYY for the fiscal year ended December 31, 2014.

As a reminder, the YieldShares High Income ETF (Symbol: YYY) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE High Income Index. The index is comprised of 30 closed-end funds (CEFs) ranked highest overall by the ISE in three criteria: fund yield, discount to net asset value and liquidity. The index reconstitutes once a year.

The YieldShares High Income ETF (YYY) experienced positive growth in shares outstanding in 2014. As of December 31, 2014, YYY had grown from 900,000 shares outstanding at the beginning of the year to 3,600,000 shares outstanding. We believe this growth has been due to increased awareness of the Fund in the marketplace.

In 2014 YYY’s total return per share was 1.03%. The Fund’s 30-Day SEC Yield (see definition below) was 8.66% as of the close of markets on December 31, 2014. For the fiscal year ended December 31, 2014, $0.87 per share of the Fund’s distributions was return of capital.

The underlying portfolio of the Fund experienced positive gains through the first half of the year due to strong equity markets and CEF discounts narrowing. The second half of the year however saw stronger headwinds as higher yielding securities experienced selling pressure and market volatility increased. October saw a significant sell off in the markets and an increase in discounts to net asset value of many CEFs. While broad based equity benchmarks recovered from the October sell off to achieve new highs later in the year, many higher yielding securities finished 2014 at lower levels. Some of this decline was likely due to concern about rising interest rates while some can be attributed to the impact of significantly lower energy prices on securities dependent on oil prices. However, given a year that featured two distinctly different market environments, the Fund managed to produce a total return to shareholders of 1.03%.

We appreciate your investment in the YieldShares High Income ETF.

Sincerely,

Christian Magoon
Chief Executive Officer
YieldShares LLC

30-Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons among bond funds. It is based on the most recent month end. This figure reflects the investment income earned during the period after deducting the Fund’s expenses for the period.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

YieldShares
High Income ETF
Management Discussion of Fund Performance

December 31, 2014 (Unaudited) (Concluded)

Growth of a $10,000 Investment
(at Net Asset Value)

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2014
	One Year Return*		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
YieldShares High Income ETF	1.03%‡	1.28%‡	10.36%‡	10.62%‡
Hybrid SWM/Solactive ISE High Income Index**	0.38%‡	0.38%‡	9.63%‡	9.63%‡
S&P 500 Index	13.69%‡	13.69%‡	21.97%‡	21.97%‡

*	Fund commenced operations on June 11, 2012.

**	Reflects performance of SWM Index through June 20, 2013 and Solactive ISE High Income Index thereafter.

‡	Unaudited

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Prior to June 21, 2013, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Sustainable North American Oil Sands Index®. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

YieldShares
High Income ETF
Schedule of Investments

December 31, 2014

Sector Weightings (Unaudited)†

†	Percentages based on total investments.

Description	Shares	Fair Value
CLOSED-END FUNDS — 105.0%
Asset Allocation — 12.2%
Calamos Global Dynamic Income Fund	279,141	$2,576,472
Clough Global Opportunities Fund	266,654	3,400,345
GAMCO Global Gold Natural Resources & Income Trust	491,906	3,443,342
		9,420,159
Equity — 26.2%
Alpine Global Premier Properties Fund	461,150	3,324,891
Alpine Total Dynamic Dividend Fund	384,452	3,263,997
BlackRock Enhanced Equity Dividend Trust	141,872	1,152,001
BlackRock International Growth and Income Trust	426,276	2,873,100
Eaton Vance Tax-Managed Diversified Equity Income Fund	268,080	2,994,454
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	346,605	3,289,281
Voya Global Equity Dividend and Premium Opportunity Fund	394,980	3,286,234
		20,183,958
Fixed Income — 66.6%
Aberdeen Asia-Pacific Income Fund	517,670	2,873,069
AllianzGI Convertible & Income Fund	216,654	2,040,881
AllianzGI Convertible & Income Fund II	127,464	1,135,704
BlackRock Corporate High Yield Fund	308,047	3,511,736
BlackRock Multi-Sector Income Trust	89,249	1,496,706

Description	Shares/Face Amount	Fair Value
Blackstone/GSO Strategic Credit Fund	133,423	$2,198,811
DoubleLine Income Solutions Fund	176,655	3,514,922
Eaton Vance Limited Duration Income Fund	243,912	3,444,037
First Trust Intermediate Duration Perferred & Income Fund	156,318	3,549,982
Invesco Dynamic Credit Opportunities Fund	64,502	764,349
MFS Charter Income Trust	387,732	3,547,709
MFS Multimarket Income Trust	359,981	2,338,509
Morgan Stanley Emerging Markets Domestic Debt Fund	335,183	3,539,532
Nuveen Preferred Income Opportunities Fund	98,355	938,857
PIMCO Dynamic Credit Income Fund	169,312	3,496,293
Prudential Global Short Duration High Yield Fund	221,101	3,519,928
Prudential Short Duration High Yield Fund	165,461	2,759,889
Wells Fargo Advantage Income Opportunities Fund	125,552	1,115,730
Wells Fargo Advantage MultiSector Income Fund	38,175	520,325
Western Asset Emerging Markets Debt Fund	206,718	3,257,876
Western Asset High Income Fund II	220,376	1,831,325
		51,396,170
Total Closed-End Funds
(Cost $83,157,933)		81,000,287

TIME DEPOSIT — 0.4%
Brown Brothers Harriman 0.03% 01/02/15 (Cost $279,229)	$279,229	279,229

Total Investments — 105.4%
(Cost $83,437,162)		$81,279,516

SECURITIES SOLD SHORT
CLOSED-END FUNDS — (2.5)%
Asset Allocation — (0.2)%
BlackRock Resources & Commodities Strategy Trust	(18,411)	(178,771)

The accompanying notes are an integral part of the financial statements.

YieldShares
High Income ETF
Schedule of Investments

December 31, 2014 (Concluded)

Description	Shares	Fair Value
Equity — (1.4)%
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	(8,328)	$(133,248)
BlackRock Enhanced Capital and Income Fund	(5,082)	(70,996)
BlackRock Global Opportunities Equity Trust	(9,939)	(130,499)
Cohen & Steers Limited Duration Preferred and Income Fund	(4,158)	(94,220)
Eaton Vance Risk-Managed Diversified Equity Income Fund	(13,164)	(140,328)
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	(12,261)	(135,116)
Eaton Vance Tax-Managed BuyWrite Opportunities Fund	(10,500)	(147,630)
Flaherty & Crumrine Preferred Securities Income Fund	(5,682)	(108,242)
Gabelli Equity Trust	(21,747)	(140,703)
		(1,100,982)
Fixed Income — (0.9)%
BlackRock Credit Allocation Income Trust	(8,790)	(113,567)
MFS Intermediate Income Trust	(28,623)	(136,818)
Nuveen Global High Income Fund	(7,938)	(136,931)
PIMCO Corporate & Income Opportunity Fund	(7,470)	(118,773)
PIMCO High Income Fund	(12,408)	(139,590)
PIMCO Income Strategy Fund II	(3,993)	(39,171)
		(684,850)
Total Closed-End Funds
(Proceeds $1,964,603)		(1,964,603)

Total Securities Sold Short — (2.5)%
(Proceeds $1,964,603)		$(1,964,603)

Percentages are based on Net Assets of $77,131,941.

As of December 31, 2014, all of the Fund’s investments were considered level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended December 31, 2014, there have been no transfers between Level 1, Level 2 or Level 3 investments.

For the year ended December 31, 2014, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

YieldShares
High Income ETF
Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments at Cost	$83,437,162
Investments at Fair Value	$81,279,516
Cash	24,426
Receivable for Investment Securities Sold	54,579,437
Dividends Receivable	425,921
Total Assets	136,309,300

Liabilities:
Securities Sold Short, at Value (Proceeds $1,964,603)	1,964,603
Payable for Investment Securities Purchased	53,961,541
Payable for Capital Shares Redeemed	3,215,741
Advisory Fee Payable	35,474
Total Liabilities	59,177,359

Net Assets	$77,131,941

Net Assets Consist of:
Paid-in Capital	$82,546,064
Accumulated Net Realized Loss on Investments	(3,256,477)
Net Unrealized Depreciation on Investments and Securities Sold Short	(2,157,646)
Net Assets	$77,131,941

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	3,600,000
Net Asset Value, Offering and Redemption Price Per Share	$21.43

The accompanying notes are an integral part of the financial statements.

YieldShares
High Income ETF
Statement of Operations

For the year ended December 31, 2014

Investment Income:
Dividend Income	$3,086,891
Total Investment Income	3,086,891

Expenses:
Advisory Fees	277,754
Total Expenses	277,754

Net Investment Income	2,809,137

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Loss on Investments	(3,603,786)
Capital Gain Distributions from Underlying Closed-End Funds	268,628
Net Change in Unrealized Depreciation on Investments and Securities Sold Short	(2,608,722)
Net Realized and Unrealized Loss on Investments	(5,943,880)

Net Decrease in Net Assets Resulting from Operations	$(3,134,743)

The accompanying notes are an integral part of the financial statements.

YieldShares
High Income ETF
Statements of Changes in Net Assets

	Year Ended December 31, 2014	Period Ended December 31, 2013(2)	Period Ended April 30, 2013(1)
Operations:
Net Investment Income	$2,809,137	$252,586	$25,410
Net Realized Gain (Loss) on Investments	(3,335,158)	158,473	170,588
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(2,608,722)	304,046	147,030
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,134,743)	715,105	343,028

Dividends and Distributions to Shareholders:
Investment Income	(2,960,452)	(261,546)	(23,757)
Capital Gains	(80,164)	(86,046)	(28,800)
Return of Capital	(2,063,048)	(101,782)	—
Total Dividends and Distributions to Shareholders	(5,103,664)	(449,374)	(52,557)

Capital Share Transactions:
Issued In-Kind	73,563,542	20,523,000	2,000,000
Redeemed In-Kind	(9,038,396)	(1,108,500)	(1,125,500)
Increase in Net Assets from Capital Share Transactions	64,525,146	19,414,500	874,500

Total Increase in Net Assets	56,286,739	19,680,231	1,164,971

Net Assets:
Beginning of Period	20,845,202	1,164,971	—
End of Period (Includes Undistributed Net Investment Income of $ —, $— and $—)	$77,131,941	$20,845,202	$1,164,971

Share Transactions:
Issued In-Kind	3,100,000	900,000	100,000
Redeemed In-Kind	(400,000)	(50,000)	(50,000)
Net Increase in Shares Outstanding from Share Transactions	2,700,000	850,000	50,000

(1)	For the period June 11, 2012 (commencement of operations) to April 30, 2013.

(2)	For the period May 1, 2013 to December 31, 2013. Effective October 15, 2013 the YieldShares High Income ETF changed its fiscal year end to December 31. (See Note 1 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

YieldShares
High Income ETF
Financial Highlights

Selected Per Share Data & Ratios
For the year ended December 31, 2014 and periods ended December 31, 2013 and April 30, 2013
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(1)(5)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(2)
YieldShares High Income ETF†
2014	$23.16	$1.18	$(0.85)(7)	$0.33	$(1.17)	$(0.02)	$(0.87)	$(2.06)	$21.43	1.03%	$77,132	0.50%(6)	5.06%(6)	111%
2013‡	$23.30	$0.89	$0.10	$0.99	$(0.85)	$(0.07)	$(0.21)	$(1.13)	$23.16	4.40%	$20,845	0.50%(4)(6)	5.80%(4)(6)	—%
2013(3)	$20.00	$0.41	$3.95	$4.36	$(0.48)	$(0.58)	$—	$(1.06)	$23.30	21.93%	$1,165	0.50%(4)	2.07%(4)	42%

*	Per share data calculated using average shares method.

†	Formerly, Sustainable North American Oil Sands ETF.

‡	For the period May 1, 2013 to December 31, 2013. Effective October 15, 2013, the YieldShares High Income ETF changed its fiscal year end to December 31. (See Note 1 in Notes to Financial Statements).

(1)	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2)	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

(3)	For the period June 11, 2012 (commencement of operations) to April 30, 2013.

(4)	Annualized.

(5)	Effective June 21, 2013, the Fund changed its name, underlying index and investment objective. The Fund’s past performance is not necessarily indicative of how the Fund will perform in the future. (See Note 1 in Notes to Financial Statements).

(6)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying closed-end investment companies in which the Fund invests.

(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with seven investment portfolios. The financial statements herein are those of the YieldShares High Income ETF (the “Fund”). Prior to June 21, 2013, the Fund was known as the Sustainable North American Oil Sands ETF and effective June 21, 2013 the Fund changed its name, underlying index and investment objective. The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE High IncomeTM Index (the “Index”). Prior to June 21, 2013, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Sustainable North American Oil Sands Index®. The Fund is classified as a “diversified” fund under the 1940 Act. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Fund, the Fund’s business affairs and other administrative matters. Index Management Solutions, LLC (the “Sub-Adviser”) is a wholly-owned subsidiary of VTL Associates, LLC and serves as the sub-adviser to the Fund.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units will be issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares will trade in a secondary market at market prices that change throughout the day in share amounts less than a Creation Unit.

Effective October 15, 2013, the YieldShares High Income ETF changed its fiscal year end to December 31. The previous fiscal year end was April 30.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates and Indemnifications — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Board. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended December 31, 2014, there have been no significant changes to the Fund’s fair valuation methodologies. It is the Fund’s policy to recognize transfers into or out of all levels at the end of the reporting period.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Short Sales — The Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. All Short positions at year end were unsettled.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2014, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may invest in closed-end funds (“CEFs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the CEFs taxable earnings and profits resulting in excess portion of such distribution to be designated as return of capital. Distributions received from CEFs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying CEFs.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income monthly. Any net realized capital gains are distributed at least annually. All distributions are recorded on the ex-dividend date.

Creation Units — The Fund issues and redeems shares (“Shares”) at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for a Fund is called a “Creation Unit” or multiples thereof). Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $500 per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. The following table discloses Creation Unit breakdown as of December 31, 2014:

	Creation Unit Shares	Transaction Fee	Value	Redemption Fee
YieldShares High Income ETF	50,000	$500	$1,071,500	$500

3. AGREEMENTS

Investment Advisory Agreement

The Adviser serves as the investment adviser to the Fund. The Sub-Adviser serves as sub-adviser to the Fund.

The Adviser has retained the Sub-Adviser to be responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

3. AGREEMENTS (continued)

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% on the average daily net assets of the Fund. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

Certain officers and a trustee of the Trust are also officers or employees of the Adviser or its affiliates. They receive no fees for serving as officers or trustees of the Trust.

Sub-Advisory Agreements

Index Management Solutions, LLC or the Sub-Adviser, is a wholly-owned subsidiary of VTL Associates, LLC and a Pennsylvania limited liability company, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. The Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly, at an annual rate of 0.045% on the average daily net assets of the Fund, subject to a $10,000 minimum fee.

Interim Investment Advisory and Sub-Advisory Agreements

In anticipation of a transaction expected to occur early in the first quarter of 2015, the Board approved on December 19, 2014 an Interim Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, and an Interim Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC, with respect to the Fund (together, the “Interim Agreements”). The Interim Agreements were approved to allow for continuous management services to be provided to the Fund because the transaction, if consummated, would result in a change in control of the Adviser, causing the assignment and automatic termination of the current Investment Advisory Agreement and the automatic termination of the current Sub-Advisory Agreement with Index Management Solutions, LLC. The Interim Agreements became effective upon the consummation of the transaction. See Note 8 for additional information.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Distribution and Service Plan (the “Plan”) for the Fund pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the year ended December 31, 2014 and the periods ended June 30, 2014, April 30, 2013 no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

3. AGREEMENTS (continued)

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer Agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

Certain officers of the Fund are also officers or employees of the Administrator or its affiliates. They receive no fees for serving as officers of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
YieldShares High Income ETF	$64,767,891	$61,262,342

There were no purchases or sales of long-term U.S. Government securities by the Fund.

For the year ended December 31, 2014, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Realized Gain (Loss)
YieldShares High Income ETF	$71,909,178	$9,020,400	$(394,086)

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to reallocation of dividend income from underlying funds and redemption in-kind transactions have been reclassified to/from the following accounts during the year ended December 31, 2014.

Increase Undistributed Net Investment Income	Decrease Accumulated Net Realized Gain	Decrease Paid–in-Capital
$2,214,363	$165,465	$(2,379,828)

The reclassifications have no impact on NAV per share.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

5. TAX INFORMATION (continued)

The tax character of dividends and distributions declared during the year ended December 31, 2014 and the periods ended December 31, 2013 and April 30, 2013 were as follows:

YieldShares High Income ETF	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
2014	$2,939,332	$101,284	$2,063,048	$5,103,664
2013(1)	282,157	65,435	101,782	449,374
2013(2)	52,557	—	—	52,557

(1)	For the period May 1, 2013 to December 31, 2013.

(2)	For the period June 1, 2012 (commencement of operations) to April 30, 2013.

As of December 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

YieldShares High Income ETF
Post October Losses	$(2,833,906)
Unrealized Depreciation	(2,580,217)
Total Distributable Earnings	$(5,414,123)

Post October losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at December 31, 2014, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at December 31, 2014, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Depreciation
YieldShares High Income ETF	$83,859,733	$4,742,124	$(7,322,341)	$(2,580,217)

6. RISKS OF INVESTING IN THE FUND

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading “Principal Risks”.

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Continued)

6. RISKS OF INVESTING IN THE FUND (continued)

The Fund will normally invest at least 80% of its total assets in securities of the Index. Because the Index is comprised of securities issued by other investment companies (as opposed to operating companies), the Fund operates in a manner that is commonly referred to as a “fund of funds,” meaning that it invests its assets in shares of funds included in the Index. The Index seeks to measure the performance of the top 30 U.S. exchange-listed closed-end funds (the “Underlying Funds”), as selected and ranked according to factors employed by the Index methodology that are designed to result in a portfolio that produces high current income.

Concentration Risk

Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Fund of Funds Risk

Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

Leverage Risk

Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is a expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

7. OTHER

At December 31, 2014, the records of the Trust reflected that 100% of the Fund’s total Shares outstanding were held by three Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

8. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, the Fund has determined that there was the following subsequent event:

YieldShares
High Income ETF
Notes to Financial Statements

December 31, 2014 (Concluded)

8. SUBSEQUENT EVENTS (continued)

On January 15, 2015, the Adviser underwent a change in control as a result of a change in control of its direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”). The Transaction resulted in the assignment and automatic termination of the Advisory Agreement with the Adviser. Further, the sub-advisory agreement between the Adviser and the Sub-Adviser, by its terms, automatically terminated upon the termination of the Advisory Agreement. On December 19, 2014, in anticipation of the Transaction, the Fund’s Board approved an interim advisory agreement with the Adviser (the “Adviser Interim Agreement”), which is substantially identical to the agreement that terminated, with the exception of different effective and termination dates and providing that the Adviser’s fee (which did not change) be placed in escrow until a new agreement is approved by shareholders. In addition, the Fund’s Board approved an interim sub-advisory agreement with Penserra Capital Management, LLC (“Penserra”), which will act as the Fund’s sub-adviser during the interim period (the “Penserra Interim Agreement” and, together with the Adviser Interim Agreement, the “Interim Agreements”). The Penserra Interim Agreement is substantially identical to the terminated agreement with the Sub-Adviser, with the exception of the parties and the effective and termination dates. The Fund will be managed by the Adviser and Penserra under the Interim Agreements until new advisory agreements are approved by the Fund’s shareholders or until June 14, 2015, whichever comes first. Neither the Transaction nor the Interim Agreements resulted in changes to the Fund’s investment objective or strategies, fees charged to the Fund or services provided, except that Penserra has replaced the Sub-Adviser. Proposals to approve new advisory agreements will be submitted for shareholder approval at a special meeting of shareholders, expected to be held during the second quarter of 2015.

YieldShares
High Income ETF
Report of Independent Registered Public Accounting Firm

December 31, 2014

To the Shareholders of YieldShares High Income ETF and
Board of Trustees of Exchange Traded Concepts Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of YieldShares High Income ETF (the “Fund”), a series of Exchange Traded Concepts Trust, as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of YieldShares High Income ETF as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2015

YieldShares
High Income ETF
Trustees and Officers of the Trust

December 31, 2014 (Unaudited)

The following chart lists Trustees and Officers as of December 31, 2014.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-796-3863.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 to present – President; Exchange Traded Concepts, LLC 2009 to present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President	7	None
Independent Trustees
Timothy J. Jacoby c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (62 years old)	Trustee	Since 2014(2)	Deloitte & Touche LLP 2000 to 2014 – Partner	10	Exchange Traded Concepts Trust II (2) – Trustee; Source ETF Trust (1) – Trustee

YieldShares
High Income ETF
Trustees and Officers of the Trust

December 31, 2014 (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Independent Trustees (continued)
David M. Mahle c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (71 years old)	Trustee	Since 2011	Jones Day 2012 to December 2014 – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 – Partner	10	Exchange Traded Concepts Trust II (2) – Trustee; Source ETF Trust (1) – Trustee
Kurt Wolfgruber c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (64 years old)	Trustee	Since 2012	Oppenheimer Funds Inc. 2007 to 2009 – President	10	New Mountain Finance Corp. – Director; Exchange Traded Concepts Trust II (2) – Trustee; Source ETF Trust (1) – Trustee
Mark Zurack c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (58 years old)	Trustee	Since 2011	Columbia Business School 2002 to present – Professor	8	Source ETF Trust (1) – Trustee

YieldShares
High Income ETF
Trustees and Officers of the Trust

December 31, 2014 (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
J. Garrett Stevens c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (35 years old)	Trustee and President	Trustee (Since 2009); President (Since 2011)
T.S. Phillips Investments, Inc., 2004 to present; 2000 to 2011 – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 to present – President Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Traded Concepts Trust II 2012 to present – President
None
Richard Hogan c/o Exchange Traded Concepts Trust 2545 S. Kelly Avenue, Suite C Edmond, OK 73013 (53 years old)	Treasurer and Secretary	Since 2011	Managing Member, Yorkville ETF Advisors 2011 to present – Private Investor, 2002 to 2011	Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Traded Concepts Trust II (2) – Trustee
Peter Rodriguez c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (52 years old)	Assistant Treasurer	Since 2011
Director, Fund Accounting, SEI Investments Global Funds Services, 2011 to present, 1997 to 2005; Director, Mutual Fund Trading, SEI Private Trust Company, 2009 to 2011; Director, Asset Data Services, Global Wealth Services, 2006 to 2009; Director, Portfolio Accounting, SEI Investments Global Fund Services, 2005 to 2006
None
Eric Kleinschmidt c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (46 years old)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present, Manager, Fund Accounting 1999 to 2004.	None

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)	Timothy Jacoby was appointed to serve as an Independent Trustee to the Board effective June 1, 2014.

YieldShares
High Income ETF
Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”), including those trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”) of Exchange Traded Concepts Trust (the “Trust”) considered approval of the following agreements (collectively, the “Agreements”): 1) an Interim Advisory Agreement between Exchange Traded Concepts, LLC (the “Adviser”) and the Trust, on behalf of YieldShares High Income ETF (the “Fund”); 2) a New Advisory Agreement between the Adviser and the Trust, on behalf of the Fund; 3) an Interim Sub-Advisory Agreement the Adviser and Penserra Capital Management, LLC (“Penserra”), on behalf of the Fund; and 4) a New Sub-Advisory Agreement between the Adviser and Vident Investment Advisory, LLC (“Vident”), on behalf of the Fund (collectively, the “Agreements”).

On January 15, 2015, Yorkville ETF Holdings, LLC (“Yorkville”), the Adviser’s parent company, underwent a change in control (the “Transaction”). Under the 1940 Act, the Transaction resulted in a change in control of the Adviser. Section 2(a)(4) of the 1940 Act provides that a change in control of an investment adviser causes an assignment of that adviser’s investment advisory contracts, and Section 15(a) of the 1940 Act provides that an investment advisory contract must automatically terminate upon its assignment. Accordingly, the Transaction resulted in the automatic termination of the investment advisory agreement pursuant to which the Adviser had previously provided investment advisory services to the Fund (the “Old Advisory Agreement”). The Transaction also resulted in the automatic termination of the sub-advisory agreement between the Adviser and Index Management Solutions, LLC (“IMS”), on behalf of the Fund (the “Old Sub-Advisory Agreement”)(together, with the Old Advisory Agreement, the “Old Agreements”).

In anticipation of the Transaction, at a special in-person meeting held on December 19, 2014 ( the “December 19 Meeting”), the Board, including a majority of the Independent Trustees, approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”). As permitted by the 1940 Act, the Adviser continued serving as investment adviser to the Fund upon completion of the Transaction pursuant to the Interim Advisory Agreement. However, the Board determined that it was in the best interests of shareholders to replace IMS as sub-adviser; therefore, the Board, including a majority of the Independent Trustees, approved an interim sub-advisory agreement between the Adviser and Penserra (the “Interim Sub-Advisory Agreement”)(together with the Interim Advisory Agreement, the “Interim Agreements”), pursuant to which Penserra began serving as sub-adviser to the Fund upon completion of the Transaction.

The Interim Advisory Agreement has the same advisory fee rate as the Old Advisory Agreement and is otherwise the same in all material respects as the Old Advisory Agreement, except that, as required by the 1940 Act, the Interim Advisory Agreement has a term of up to 150 days and requires that compensation payable to the Adviser be kept in an escrow account pending shareholder approval of a new advisory agreement. If a new advisory agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing under the Interim Advisory Agreement and the total amount in the escrow account. A new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) requires shareholder approval, without which the Adviser will not be able to continue serving as investment adviser once the Interim Advisory Agreement expires. At a special in-person meeting held on January 22, 2015 (the “January 22 Meeting”), the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. The New Advisory Agreement is the same in all material respects as the Old Advisory Agreement. The Adviser has informed the Board that no changes are planned to the management or operations of the Adviser as a result of the Transaction and that the services provided by the Adviser to the Fund will not be affected by the Transaction.

The Interim Sub-Advisory Agreement has the same sub-advisory fee rate as the Old Sub-Advisory Agreement and is otherwise the same in all material respects to the Old Sub-Advisory Agreement, except that the Fund is now being sub-advised by Penserra and, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days. The Board, at the recommendation of the Adviser, determined to approve a new sub-advisory

YieldShares
High Income ETF
Approval of Advisory Agreements & Board Considerations

(Unaudited) (Continued)

agreement between the Adviser and Vident, on behalf of the Fund (the “New Sub-Advisory Agreement”) (together with the New Advisory Agreement, the “New Agreements”). The New Sub-Advisory Agreement requires shareholder approval in order to enable the Fund to continue to be managed in a manner that is substantially similar to the management of the Fund prior to the Transaction. At the January 22, 2015 meeting, the Board, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. The Proposed Sub-Advisory Agreement is substantially similar to the Old Sub-Advisory Agreement, except that the New Sub-Advisory Agreement involves Vident as the sub-adviser and a new fee arrangement with Vident. The proposed new fee arrangement with Vident will not change the overall investment advisory fee paid by the Fund. The terms of the New Sub-Advisory Agreement are otherwise substantially similar to the Old Sub-Advisory Agreement.

The approval of (as well as the continuation of, with respect to the New Agreements), the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Adviser and any sub-adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

In approving the Interim Agreements, the Board relied on information it received from the Adviser and also took into account that it was familiar with the services provided by the Adviser, its respective personnel and prior performance, based on past dealings with the Adviser, its regular monitoring process and the quarterly reports it receives from the Adviser. With respect to the Interim Agreement with Penserra, in addition to information provided to it by the Adviser, the Board took into consideration information that Penserra had provided the Board at its November 11, 2014 meeting in connection with the Board’s approval of Penserra as a sub-adviser to a separate series of the Trust.

With respect to the New Agreements, prior to the January 22 Meeting, the Board, including the Independent Trustees, reviewed written materials from the Adviser and Vident regarding: (i) the nature, extent and quality of the services to be provided by the Adviser and Vident; (ii) the historical performance of the Fund; (iii) the Adviser and Vident’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser, Vident or their affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory and sub-advisory fees for the Fund reflect economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Adviser and Vident’s specific responsibilities in all aspects of day-to-day management of the Fund, such as providing portfolio investment management services, and the qualifications, experiences and responsibilities of the portfolio managers. The Board noted that the services to be provided under the New Agreements were identical in all material respects to those services provided under the Old Agreements and the Interim Agreements. In particular, they noted that the Adviser has served as the Fund’s investment adviser since its inception. The Board also noted that Ms. Krisko, the President of Vident, served as the portfolio manager of the Fund for the period from its inception through November 2014.

In considering the nature, extent and quality of the services to be provided by the Adviser and Vident, the Board considered the quality of the Adviser and Vident’s compliance infrastructure and the determination of the Trust’s Chief Compliance Officer that Vident has appropriate compliance policies and procedures in place. The Board also considered the Adviser’s experience working with ETFs, including the Fund and other series of the Trust. The Board noted that it had previously received a copy of the Adviser and Vident’s registration form (“Form ADV”), as well as the

YieldShares
High Income ETF
Approval of Advisory Agreements & Board Considerations

(Unaudited) (Continued)

response of the Adviser and Vident to a detailed series of questions which included, among other things, information about the background and experience of each firm’s management and staff. The Board also considered the overall quality of the Adviser and Vident’s personnel, operations, financial condition, and investment advisory capabilities.

The Board considered other services provided to the Fund by the Adviser, such as overseeing the activities of the Fund’s investment sub-adviser and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser and Vident.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that Vident had not previously managed the Fund but that Vident’s portfolio manager had been primarily responsible for the day-to-day management of the Fund from its inception until November 2014. The Board also noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed the information regarding the Fund’s index tracking, discussing, as applicable, factors which contributed to the Fund’s tracking error over certain periods of time. The Board noted that, while the Fund had underperformed its underlying index over certain periods as reflected in the meeting materials, its performance did not necessitate significant additional review. The Board further noted that it received regular reports from the Fund’s Adviser and sub-adviser regarding the Fund’s performance at its quarterly meetings.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory and sub-advisory fees to be paid to the Adviser and Vident for their services to the Fund under the New Agreements. The Board compared the advisory fee to be paid by the Fund to those paid by comparable funds. The Board noted that the Fund’s advisory fee was consistent with the range of advisory fees paid by other peer funds.

The Board noted that the advisory fee payable under the New Advisory Agreement was identical to the advisory fee paid under the Old Advisory Agreement. The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund would pay no expenses other than certain excluded expenses. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board noted that, like the Old Sub-Advisory Agreement, the sub-advisory fee under the New Sub-Advisory Agreement had two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board further noted that the Fund’s basis point fee under the New Agreement was lower than the basis point sub-advisory fee paid under the Old Sub-Advisory Agreement. In addition, the Board noted that the annual minimum fee under the New Agreement was higher than the minimum fees under the Old Sub-Advisory Agreement. The Board considered that the fee to be paid to Vident would be paid by the Adviser, not by the Fund, and noted that the fee reflected an arms-length negotiation between the Adviser and Vident. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work proposed to be performed by Vident. The Board concluded that the proposed sub-advisory fee was reasonable.

The Board considered the costs and expenses incurred by the Adviser and Vident in providing advisory services, evaluated the compensation and benefits expected to be received by the Adviser and Vident from their relationship with the Fund, and performed a profitability analysis with respect to the Fund. The Board concluded for the Fund that the advisory and sub-advisory fees appeared reasonable in light of the services rendered. In addition, the Board

YieldShares
High Income ETF
Approval of Advisory Agreements & Board Considerations

(Unaudited) (Concluded)

considered for the Fund whether economies of scale had been realized. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion. No single factor was determinative of the Board’s decision to approve the New Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Agreements, including the compensation payable under the agreements, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Agreements was in the best interests of each Fund and its shareholders.

YieldShares
High Income ETF
Disclosure of Fund Expenses

(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratios	Expenses Paid During Period*
YieldShares High Income ETF(1)
Actual Fund Return	$1,000.00	$917.00	0.50%	$2.42
Hypothetical 5% Return	$1,000.00	$1,022.68	0.50%	$2.55

(1)	Formerly, Sustainable North American Oil Sands ETF.
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 184/365 (to reflect the one-half period shown).

YieldShares
High Income ETF
Notice to Shareholders

(Unaudited)

For shareholders that do not have a December 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended December 31, 2014, the Fund is designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Dividends Qualifying For Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)
YieldShares High Income ETF	40.42%	1.99%	57.59%	100.00%	34.37%	55.86%	1.40%	2.67%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ETC Trust-YieldShares High Income ETF who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

YieldShares
High Income ETF
Supplemental Information

(Unaudited)

Net asset value, or “NAV”, is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at www.yieldshares.com.

2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Investment Adviser:
Exchange Traded Concepts, LLC
2545 S. Kelly Avenue, Suite C
Edmond, OK 73013

Interim Investment Sub-Adviser:
Penserra Capital Management, LLC
140 Broadway, 26th Floor
New York, NY 10005

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006-1806

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Fund.

YYY-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year Ended December 2014			Fiscal Year Ended December 2013
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$14,000	$0	N/A	$15,100	$0	N/A
(b)	Audit-Related Fees (3)	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (4)	$3,500	$0	$0	$3,500	$0	$0
(d)	All Other Fees (2)	$0	$0	$0	$0	$0	$0

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows (Cohen):

	Fiscal Year Ended December 2014	Fiscal Year Ended December 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)  The aggregate non-audit fees and services billed by Cohen for the fiscal year 2014 and 2013 were $3,500 and $3,500, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

	By	/s/ J. Garrett Stevens
Date: March 10, 2015		J. Garrett Stevens, Trustee and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By	/s/ J. Garrett Stevens
Date: March 10, 2015		J. Garrett Stevens, Trustee and President

	By	/s/ Richard Hogan
Date: March 10, 2015		Richard Hogan, Treasurer and Secretary